EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350

In connection with the filing of the Quarterly Report of First Northern Community Bancorp (the “Company”) on Form 10-Q for the period ended June 30, 2025 (the “Report”), I, Jeremiah Z. Smith, the Chief Executive Officer of the Company, certify pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge,

(i)         the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 8, 2025	/s/ Jeremiah Z. Smith

Jeremiah Z. Smith, President and Chief Executive Officer (Principal Executive Officer)